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                                                                      Exhibit 10

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated August 24, 2001 in this Registration Statement (Form N-1A No. 2-78310) of UBS PaineWebber RMA Tax Free Fund, Inc.


                                          ERNST & YOUNG LLP

                                          ERNST & YOUNG LLP



New York, New York
August 27, 2001